UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 19, 2008

Handleman Company

(Exact Name of Registrant as Specified in Its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806
(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142
(Address of Principal Executive Offices)	(Zip Code)

(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers

On November 19, 2008, Handleman Company (“Company”) accepted the resignation of Mr. Michael Maas as President and CEO of Crave Entertainment Group, Inc. and SVG Distribution, Inc., wholly owned subsidiaries of the Company, effective November 22, 2008.

On November 23, 2008, the Company appointed Ms. Lynn Dutney as Chief Financial Officer and Chief Operating Officer of Crave Entertainment Group, Inc. and SVG Distribution, Inc. During her ten years with the Company, Ms. Dutney has held various positions, including Assistant Vice President and Controller of Handleman Entertainment Resources, LLC; Assistant Vice President Finance of Handleman Company; Vice President Finance of Handleman Company; and Senior Vice President of Finance and Administration of Crave Entertainment Group, Inc. and SVG Distribution, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: November 25, 2008	By:	/s/ Rozanne Kokko
	Name:	Rozanne Kokko
	Title:	Senior Vice President and Chief Financial Officer